================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



JULY 1, 1999
Date of Report (Date of
earliest event reported)

                            THE COSMETIC CENTER, INC.
             (Exact name of registrant as specified in its charter)

                           COMMISSION FILE NO. 0-14756


              DELAWARE                              52-1266697
(State or other jurisdiction of            (IRS Employer Identification No.)
incorporation or jurisdiction)


8700 ROBERT FULTON DRIVE
COLUMBIA, MARYLAND                                    21046
(Address of principal                              (Zip Code)
executive offices)


                                 (301) 497-6800
               Registrant's telephone number, including area code:

--------------------------------------------------------------------------------
         (Former names or former address, if changed since last report)

================================================================================

ITEM 5.  OTHER EVENTS

As previously reported by The Cosmetic Center, Inc. (the "Company"), on April 16, 1999, the Company filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 99-888
(PJW), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. In accordance with its Chapter 11 reporting obligations, the Company filed its monthly operating report for the month ended May 1999 (the "Monthly Report") with the Office of the U.S. Trustee and the Bankruptcy Court on July 1, 1999. Portions of the Monthly Report are attached with this Current Report on Form 8-K as Exhibit 99.1. Due to the volume of supporting documents and the expense associated with the electronic filing of the Monthly Report in its entirety, certain underlying exhibits and attachments to the Monthly Report are not attached as part of Exhibit 99.1, but are available upon request from the Office of the United States Trustee, the Bankruptcy Court or the Company. In addition, the Company agrees that it will furnish a copies of the omitted attachments and exhibits to the Commission or any stockholder of the Company upon request.

On July 9, 1999, the Company disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.2 announcing that it had determined to proceed with an orderly wind-down of its operations, subject to Bankruptcy Court approval. The Company reported that it was unable to obtain sufficient trade credit from its vendors to enable it to operate its business successfully. Furthermore, the Company reported that it was unsuccessful in locating a financial or strategic partner. The Company plans to liquidate its inventory through going-out-of-business sales, which are expected to begin by the end of July, after the selection of a Court-approved liquidator.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits.  The following exhibits are furnished as part of this report:

         EXHIBIT               DESCRIPTION
         -------               -----------
           99.1                Portions of Monthly Operating Report of The
                               Cosmetic Center, Inc. as filed with the Office
                               of the U.S. Trustee and the United States
                               Bankruptcy Court for the District of Delaware on
                               July 1, 1999.

           99.2                Press Release, dated July 9, 1999, issued by
                               The Cosmetic Center, Inc.


FORWARD LOOKING STATEMENTS

         This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         THE COSMETIC CENTER, INC.


                                         By: /s/ Kevin Regan
                                             -----------------------------------
                                             Name: Kevin Regan
                                             Title: President

Dated: July 12, 1999

                                  EXHIBIT INDEX


         EXHIBIT               DESCRIPTION
         -------               -----------
           99.1                Portions of Monthly Operating Report of The
                               Cosmetic Center, Inc. as filed with the Office
                               of the U.S. Trustee and the United States
                               Bankruptcy Court for the District of Delaware on
                               July 1, 1999.

           99.2                Press Release, dated July 9, 1999, issued by
                               The Cosmetic Center, Inc.

                    THE COSMETIC CENTER, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                              May 29,      December 26,
                                                               1999            1998
                                                              ---------      ---------
                                                             (unaudited)    (unaudited)
ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                                   $   6,328      $   6,430
  Accounts receivable, net                                        1,967          2,251
  Inventories                                                    52,453         78,553
  Prepaid expenses                                                  781            144
  Deferred tax asset                                                                 0


Total current assets                                             61,529         87,378

PROPERTY AND EQUIPMENT, NET                                       8,430         12,325

DEPOSITS AND OTHER ASSETS                                         1,361          1,440



GOODWILL, NET                                                     3,040          3,665
                                                              ---------      ---------

TOTAL ASSETS                                                  $  74,360      $ 104,808
                                                              ---------      ---------
                                                              ---------      ---------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                            $   2,138      $  19,906
Accounts payable - Prestige                                                      6,000
  Accrued expenses and other                                      9,296         11,530
  Notes payable (current portion)                                32,776         42,617
Note Payable - Products Corp                                                       850
Note Payable - Prestige                                                         20,255
                                                              ---------      ---------
  Total current liabilities                                      44,210        101,158

LIABILITIES SUBJECT TO COMPROMISE                                45,213

NOTE PAYABLE - Products Corp                                                       850

LONG-TERM DEBT                                                        0              0

OTHER LONG-TERM LIABILITIES                                           8          1,158

SHAREHOLDERS' EQUITY:
  Class C common stock, $.01 par value; 40,000,000 shares
    authorized; 10,015,101 shares issued and outstanding            100            100
  Additional paid-in capital                                     41,357         41,284
  Retained earnings                                             (56,528)       (39,742)
                                                              ---------      ---------

TOTAL SHAREHOLDERS' EQUITY                                      (15,071)         1,642
                                                              ---------      ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                    $  74,360      $ 104,808
                                                              ---------      ---------
                                                              ---------      ---------

                   THE COSMETIC CENTER, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                   (Unaudited)
                             (Dollars in thousands)

                                               Month Ending   Five Months Ending
                                                  29-May            29-May
                                                   1999              1999
Net sales                                        $ 18,384          $ 67,232
                                                 --------          --------

Cost of sales including buying,
occupancy and distribution                         14,355            52,342

Selling, general and administrative expenses        6,789            29,692

Restructuring Costs                                   (33)               46
                                                 --------          --------

Total operating expenses                           21,111            82,080
                                                 --------          --------

Earnings (loss) from operations                    (2,727)          (14,848)

Interest expense                                     (380)           (1,977)

Other income, net                                      (3)               38
                                                 --------          --------

Earnings (loss) before income tax                  (3,110)          (16,787)
                                                 --------          --------

Income tax expense                                      0                 0
                                                 --------          --------

Net earnings (loss)                              $ (3,110)         $(16,787)
                                                 --------          --------
                                                 --------          --------